ACQUISITION (Tables)	9 Months Ended
Sep. 30, 2017
Acquisition [Abstract]
Disclosure of purchase price allocation

Assets acquired and liabilities assumed	Notes
Exploration and evaluation assets	12	$36.6
Current liabilities		(3.9)
Other non-current liabilities		(0.4)
		$32.3
Consideration transferred
Share consideration		$27.4
Less: Cash and cash equivalents acquired		(0.1)
Transaction costs		0.2
		27.5
Initial investment[1]	10	4.8
		$32.3

1
Prior to completion of the above mentioned transaction, IAMGOLD owned approximately 45.8 million common shares of Merrex, which represented approximately 23% of Merrex's issued and outstanding common shares, and was accounted for as an investment in an associate, using the equity method (note 10). The carrying amount of the investment of $4.8 million on the date of the acquisition has been included in the total cost of the Merrex Exploration and evaluation assets (note 12).